Exhibit 10.5

SOUTHWEST RESEARCH INSTITUTE ® Firm Fixed Price Subcontract No. N99102N Under Bexar County Prime Contract No. Agreement Dated 9/8/2020 This Subcontract is not a Rated Order for National Defense Use and the Subcontractor shall follow All Allocations System Regulation (15 CFR 700). THIS AGREEMENT , effective as of the date of final signature on this document, is between SOUTHWEST RESEARCH INSTITUTE, a Texas Nonprofit Corporation having a place of business at 6220 Culebra Road, San Antonio, Texas 78238 - 5138 , hereinafter referred to as "Buyer" and Wytec International Inc . located at 19206 Huebner Road # 202 , San Antonio, Texas 78258 hereinafter referred to as the "Seller" . WITNESSETH THAT: IN CONSIDERATION OF the promises, mutual covenants and agreements herein contained, the parties hereto agree as follows : 1. SUPERSEDING EFFECT This Subcontract supersedes all written or oral agreements,and constitutes the entire agreement between the parties hereto with respect to this Subcontract. All work performed by the Seller in accordance with the Statement of Work listed in Article 2 below and incorporated as Exhibit A hereto, or actions taken and payments made, if any, under any other prior written or oral agreements shall be deemed to have been performed, actions taken or payments made under this Subcontract . 2. SCOPE OF WORK A . The Seller shall furnish all services and materials necessary in accordance with Seller’s document titled, “ Bexar County Digital Divide – Private LTE Network Pilot Deployment, Rev 2 ” dated August 27 , 2020 . This document is incorporated herein as Exhibit A, Statement of Work (SOW) . All technical data delivered under subject Subcontract shall be delivered directly to Buyer, and shall be accompanied by the following written certification : The Subcontractor, Wytec International Inc . , hereby certifies that, to the best of its knowledge and belief, the technical data delivered herewith under Subcontract No . N 99102 N is complete, accurate, and complies with all requirements of the Subcontract . 10.2.2 020 Date Name and Title of Certifying Official

SwRI Subcontract No. N99102N Page 2 of 7 3. PRICE A. Subject to the limitations and other conditions contained in this Agreement, the total Fixed Amount (Firm Fixed Price) for this Agreement is Five Hundred Sixty - Five Thousand Two Hundred Forty - Seven Dollars and Twenty - Eight Cents ( $ 565 , 247 . 28 ) . 5. INVOICING AND PAYMENT A. Invoices shall be submitted upon completion and Buyer acceptance of delivery of the milestones described in the following Milestone Schedule: Milestone No. Description Estimated Milestone / Invoicing Date Milestone Price Milestone Cumulative Funding 1 Task 1. Requirements support Task 2. Procure hardware for the pilot deployment Task 3. Procure hardware for NOC Task 4. Create digital network design document 10/10/20 $251,189.64 $251,189.64 2 Task 5. Survey’s complete for SWISD, produce survey summary report Task 6. Create NOC design document Task 7. Any remaining hardware needed post Survey Task 8. Design updates Task 9. Install & configure the hardware at host locations and resident addresses if required Task 10. Install & configure NOC Task 11. Implement SWISD filters Task 12. Complete network control access protocols Task 13. Install & configure the NOC Task 14. Implement SWISD specified filters Task 15. Complete network control access and cyber security protocols Task 16. Initial test and evaluate, optimize Task 17. Produce weekly/monthly reports 11/06/20 $254,472.40 $505,662.04 3 Task 18. Continue monitoring, maintenance and optimization Task 19. Final report input for pilot deployment Task 20. Produce weekly/monthly status reports 12/01/20 $59,585.24 $565,247.28 B. Seller shall submit invoices to Buyer via e - mail at apsubcontracts@swri . org . Payment will be made Net 15 Days after receipt of complete invoices . In order to be considered complete, each invoice shall contain the following information at a minimum : i. the Subcontract number; ii. each individual milestone number, a description of the milestone(s), and the milestone amount(s) being invoiced; iii. the cumulative amount of all milestones invoiced to date ; and iv. the certification statement required per Article 5.D. below.

SwRI Subcontract No. N99102N Page 3 of 7 If the invoice does not comply with this requirement, the designated billing office will return it within 7 days after receipt with the reason(s) why it is not a proper invoice . D. Invoices must contain the following certification : "I certify that the payment herein requested is just and correct, and that payment of the sum herein specified has not been received . This certification is made with the understanding that any sum paid hereunder will become the basis for reimbursement to Buyer by the United States Government or other client . ” E. Buyer's failure to discover and object to any unsatisfactory work prior to payment shall not constitute a waiver of Buyer's right to later require Seller to correct such unsatisfactory work or seek appropriate remedies . F. Change orders issued pursuant to the "Changes" clause of this Subcontract shall not be considered an authorization to the Seller to exceed the amount funded under this Subcontract in the absence of a statement in the change order, or other subcontract modification, increasing the amount allotted. G. Seller shall submit the final invoice, clearly marked as FINAL, and all required closeout documents within fifteen (15) days after the end of the performance period specified in the Subcontract . Failure to do so will result in a reduction in subcontract amount, de - obligation of available funds, waiver of Seller’s right of payment and a release of all liabilities, obligations, claims and demands owed to Seller by Buyer under this Subcontract The final invoice and required closeout documents shall be submitted via e - mail to apsubcontracts@swri . org and subkclose@swri . edu . The final invoice will be paid by Buyer upon determination by Buyer of satisfactory completion of all effort under this Subcontract and receipt of closeout documents (see Exhibit “D”) . Required closeout documents include (but shall not be limited to) : Report of Inventions and Subcontracts, Property in the Custody of Contractors, Subcontractor’s Release*, Subcontractor’s Assignment of Refunds, Rebates, Credits and Other Amounts* . (Copies will be provided upon request) . All documentation relating to final closeout of this subcontract shall be directed to Seller’s Point of Contact : William H. Gray (Name) CEO (Title) 19206 Huebner Rd #202 (Address) San Antonio, TX 78258 (Address)

SwRI Subcontract No. N99102N Page 4 of 7 whg@wytecintl.com (Electronic Mail Address) 210 - 233 - 8980 (Phone) forms. * Buyer will accept but shall not require a Notary Seal on the Closeout However, at a minimum, closeout forms shall be submitted with an authorized signature and corporate seal to be considered complete, and must be received by Buyer before final payment is released . Unilateral Closeout . Unilateral closeout will occur in the event Seller fails to submit the closeout information required in this Article 5 . G . within sixty (60) days of the Subcontract expiration date unless such failure is due to an extenuating circumstance as agreed upon in writing by Buyer and Seller . Such failure shall constitute Seller’s express agreement that the amounts paid pursuant to this Subcontract and any task order, as applicable, by Seller to Buyer up to the date Seller’s submissions are due as set forth herein and as determined by the Buyer records, constitute the full, complete and final extent of the Buyer’s financial obligation to Seller . Further, Seller does forever fully and finally remise, release and discharge Buyer, its officers, agents and employees, of and from any and all liabilities, obligations, claims, and demands whatsoever arising under or relating to this Subcontract and any task order, as applicable, and Seller expressly authorizes Buyer to rely on the foregoing representations and release in connection with the Buyer closeout of or other actions taken with respect to the Buyer’s contract with the United States Government or other customer . H. Nothing in this clause shall affect the right of the Buyer to terminate this Subcontract. 5. PERIOD OF PERFORMANCE The items, services and deliverable data required by this Subcontract shall be delivered in accordance with the SOW . The Period of Performance for the effort set forth in this Subcontract is from September 18 , 2020 through December 30 , 2020 . 6. INSPECTION AND ACCEPTANCE All effort performed is subject to final inspection and acceptance by Buyer at destination, notwithstanding any prior payment, and such inspection shall be made within a reasonable time after completion of the Subcontract . Acceptance of all work performed hereunder shall be deemed to occur upon Buyer's determination of satisfactory completion of the technical performance stated in the SOW . Approvals by the Buyer under this Subcontract shall not release the Seller from responsibility to meet all the requirements of this Subcontract.

SwRI Subcontract No. N99102N Page 5 of 7 7. INSURANCE If services are to be provided or performance of any kind will occur by subcontractor either at SwRI facilities or its client’s facilities, then the attached Exhibit C, Insurance Requirements, will apply, or the insurance requirements flowed down from the prime contract, whichever provides greater coverages . 8. KEY PERSONNEL The following individual(s) are considered to be essential to the successful performance of the work hereunder : N/A Subcontractor agrees that personnel listed above shall not be removed from the Subcontract or replaced without first requesting in writing and receiving express written approval from SwRI with reasonable approval to not be withheld . 9. CERTIFICATIONS AND REPRESENTATIONS (SAM) SELLER acknowledges that BUYER will rely upon SELLER certifications and representations referenced in this clause and in any written offer, proposal or quote, or company profile submission, which results in award of this subcontract to SELLER . By entering into this subcontract, SELLER republishes the certifications and representations in its profile in the System for Award Management (“SAM”) or as submitted with its written offer, including company profile information, and oral offers/quotations made at the request of BUYER . By entering into this subcontract, SELLER further certifies that the representations and certifications in its profile in SAM or as submitted with its written offer, including company profile information, and oral offers/quotations made at the request of BUYER, are current, accurate and complete . SELLER shall immediately notify BUYER of any change of status regarding the accuracy or completeness of any representation or certification . 10. DOCUMENTS INCORPORATED BY REFERENCE The following documents are hereby incorporated by reference: A. B. C. D. E. Exhibit "A" entitled "Statement of Work;" Exhibit "B" entitled "Subcontract Clauses;" Exhibit “C/E” entitled “Insurance Requirements;” Exhibit “D” entitled “Close Out Documents,” Exhibit “F” entitled “Rights In Technical Data.” 11. ORDER OF PRECEDENCE The following order of precedence shall govern in the event of a conflict between the documents of this Subcontract: A. B. Articles 1 through 12 of this Subcontract; Exhibit "B" Subcontract Clauses, Exhibit “C/E” Insurance Requirements, and Exhibit “D” Close Out Documents, and Exhibit “F” Rights In Technical Data;

SwRI Subcontract No. N99102N Page 6 of 7 C. Exhibit "A," Statement of Work. 12. NOTICES AND CORRESPONDENCE All contractual notices and correspondence shall reference the Subcontract number and shall be sent by either party to the other in all matters dealing with this Subcontract to the following addresses : A. To the Buyer: Southwest Research Institute 6220 Culebra Rd. P. O. Drawer 28510 San Antonio, Texas 78228 - 0510 Attn: Natalee Stubblefield B. To the Seller: Wytec International Inc. 19206 Huebner Road #202 San Antonio, Texas 78258 Attn: William H. Gray or any other address provided prior written notice is given to the other party . All deliverable data by Seller shall be sent to the above address to the attention of Misty Stover with a copy of the transmittal letter sent to the attention of Natalee Stubblefield . Either party may execute this Agreement and any additional documents including, but not limited to, modifications and representations and certifications related to this Agreement by facsimile or electronic signature . The other party shall be entitled to rely on such facsimile or electronic signature as evidence that this Agreement has been duly executed by an authorized representative . Further, neither party shall contest the validity of this Agreement based on the use of facsimile or electronic signatures . BY SIGNING THIS AGREEMENT, SELLER CONFIRMS ITS ACCEPTANCE OF THE APPLICABLE SELF - CERTIFICATION STATEMENTS CONTAINED IN THE TERMS AND CONDITIONS IN ITEM 20 OF EXHIBIT B. IN WITNESS WHEREOF, the parties hereto have executed this Subcontract as of the day and year set forth below . WYTEC INTERNATIONAL INC. BY: BY : Natalee Stubblefield TITLE: TITLE: Sr. Specialist, Subcontracts DATE : DATE : 10.02.2020 SOUTHWEST RESEARCH INSTITUTE ® Digitally signed by Natalee Natalee Stubblefield Stubblefield Date: 2020.10.02 10:36:16 - 05'00' CEO 10.2.2020

SwRI Subcontract No. N99102N Page 7 of 7 BY : Robin Ingerick TITLE: Manager, Subcontracts DATE: Robin Ingerick Digitally signed by Robin Ingerick Date: 2020.10.09 14:40:44 - 05'00'

EXHIBIT A – STATEMENT OF WORK

S T A TEME N T OF WO R K BEXA R C O U N T DI G I T A L D I VID E - P RI V A TE L TE NETWORK PILOT DEPLOYMENT TO WYTEC INTERNATIONAL Southwest Research Institute ® P.O. Drawer 28510 6220 Culebra Road San Antonio, Texas 78228 - 0510 (210) 684 - 5111

Southwest Research Institute Page 1 Bexar County DD SOW TABLE OF CONTENTS 1. P U RP O SE AN D SC O PE ........................................................................................................ 3 2. Tec hni ca l a nd P r og ra m O bj ec tiv e s ......................................................................................... 3 2.1 Ph a se I ........................................................................... . E rr o r ! Book m a r k not d ef in e d. 2.1.1 En g in eer ing S u pp or t ................................................................................................. 4 2.1.2 Digital Network Equipment, Installation and Configuration ............................... 5 2.1.3 Netw o r k Op er a t ions C e n te r (N O C ) ........................................................................ 5 2.2 2.3 2.4 2.5 Te st a nd E v a lu a tion (T & E ) ............................................................................................. 5 Monitoring, Maintenance, Training, and Support Services ............................................ 6 P r og ra m Suppo r t ............................................................................................................. 6 Acce p t a n c e Da ta P a c k a g e ............................................................................................... 7 3. M EETING S AN D R E VI EW S ................................................................................................ 7 4. Milestone Payment Plan ......................................................................................................... 7

Southwest Research Institute Bexar County DD SOW Page 2 REVISION NOTICE Document Revision History Revision Date Changes Initial Release 31 July Rev. 1 4 August Updates to Milestones Rev. 2 27 August Rework based on Adjusted Scope

Southwest Research Institute Page 3 Bexar County DD SOW 1. P UR P OS E AN D S C O P E Southwest Research Institute (SwRI) is in a bid and proposal process for the Bexar County Digital Divide Initiative . The purpose of this effort is to provide students in Bexar County with the capability to connect to the internet, enabling them to further their education and improve their chances for prosperity in an increasingly digital society . This includes the creation and management of a Private LTE network, which provides resilient and reliable internet connectivity to disadvantaged and disenfranchised students in Bexar county and its Independent School Districts (ISDs) . The Bexar County Private LTE will provide on - demand access to the internet, the education to use the software tools to learn, and the opportunity to compete in an increasingly technical world . Although the long term goal is to provide service to any disadvantaged and disenfranchised resident within Bexar County, the scope of this effort is Pilot Deployment specifically focused on the students within Southwest Independent School District (SWISD) . At a high level the scope is to develop, implement, install, test, and operate a fully capable Private LTE Network for one school within SWISD, utilizing the Commercial Broadcast Radio System (CBRS) Frequencies . This school recommendation from SWISD is to conduct the Pilot at Elm Creek Elementary school . The sub - contractor shall furnish all the personnel, materials, equipment and services that are required to design, produce documentation, procure hardware, install network equipment, analyze the network and equipment, operate, maintain and provide training on the network and equipment, create and execute test plans, and provide status updates in accordance with the requirements of this Statement of Work . Data, Document, and Software submittal requirements are listed in Appendix A of this document, Subcontractor Deliverables . SwRI requests Wytec International provide a detailed cost proposal and comprehensive technical volume to meet the specified tasks outlined in this Statement of Work . SwRI will propose that all tasks be completed in 4 months after award . months . 2. TE C H N I CA L A N D P R O G RA M O B J E C T IV E S This section will describe the required tasks for the sub - contractor . 1. Pilot Deployment The objective of Phase I is to do document the requirements and design, conduct a survey of all of SWISD, deploy and install the Pilot Digital Network Equipment, evaluation and optimize the Private LTE, and to produce a final report that includes refined level of effort and sustainment for expansion .

Southwest Research Institute Page 4 Bexar County DD SOW 1. Engineering Support The sub - contractor shall support and provide input into the requirements process, as well as participate in any requirements reviews . The sub - contractor shall conduct and document surveys for all of SWISD to help inform the design and refine the level of effort . The sub - contractor shall take into consideration the following during the design development : - Digital literacy limitations and focus on making the network connection as automated as possible for end users - Leveraging currently available resources if possible - Logistics management to include long term maintenance and sustainment when considering network equipment and its laydown, and should avoid in home installation of equipment if at all possible - Possibilities to upgrade from LTE to 5 G . The sub - contractor shall document the design the private network in such a manner that it provides a description of all hardware and software required to build, operate, and sustain the network . The design shall include all locations where hardware will be installed as part of the network . The design shall include the power requirements and designs for installing power to each installation location (if needed) . The design shall include all non - RF requirements for network connectivity and installing these connections at each location . The design shall include all drawings and installation instructions for the hardware associated with the network . The design shall identify all governing permits for performing construction and installation of hardware, including exemptions and waivers . The design shall provide spectrum and frequency specifications for all hardware components that use radio frequency to communicate ; and shall identify all radio frequency permits, or identify the exclusions for ungoverned radio frequency usages . The sub - contractor shall create or provide input into any governing permits for performing construction and installation of hardware, including exemptions and waivers . The sub - contractor shall provide a design for the Network Operations Center (NOC) for the Pilot Deployment, with consideration for the expansion beyond the pilot . The NOC is intended to be the CORE of the digital network, the access point for all the digital network deployed . The NOC is intended to support all monitoring and maintenance of the digital network . The NOC will host and manage all Network Access Control and other cyber security controls, to include SWISD specific user filters . The NOC will reside at the sub - contractor facility during the Pilot Deployment . The design shall include equipment laydown and network diagrams for the NOC . The sub - contractor shall investigate and describe within the design the plan for creating and managing the Network Access Control (NAC) to include the associated cyber security protocols for the NOC . The sub - contractor shall also provide recommendations for a long - term sustainment and associated cost of the NOC . Upon request, the sub - contractor shall provide engineering support for meetings, demonstrations, and any other technical discussions related to expansion beyond the Pilot Deployment.

Southwest Research Institute Page 5 Bexar County DD SOW If specific formats are not provided, the sub - contractor shall use a sub - contractor specified format for all documentation to include but not limited to the requirements, design, surveys, and investigations . A digital only format is acceptable, but must be provided using common media and access formats that can be easily accessed by SwRI . 2. Digital Network Equipment, Installation and Configuration The sub - contractor shall procure, inventory all procured equipment and securely store all digital network equipment, and other associated equipment, that is required for Pilot Deployment . The equipment procurement shall include all primary and secondary equipment to enable the digital network, to include any materials needed to support host site and resident home installations . The sub - contractor shall coordinate and assist in gaining access to the installation sites and residents homes . The sub - contractor shall configure and install all digital network equipment, to include any materials required to support host site and resident installations . The sub - contractor shall procure all equipment, software and associated licenses to support the NOC Pilot Deployment . The sub - contractor shall install and configure NOC equipment, to support monitoring, maintenance, and optimization of the Private LTE Pilot . Upon receipt of equipment, the sub - contractor shall inventory and conduct a verification and validation (V&V) on each piece of equipment . This inventory and V&V documentation shall be updated at least one a month and provided as part of the monthly status report . 3. Network Operations Center (NOC) The NOC should be scaled to support the Pilot Deployment only, with requirements and design considering expansion post Pilot . The requirements and design for the NOC will be accomplished early in the Pilot Deployment and based on the approved requirements and design the subcontractor shall install and configured hardware and software for the NOC . The sub - contractor shall also implement and test the SWISD specific filters and Network Access Controls . 2. Test and Evaluation (T&E) The sub - contractor shall create test plans and/or check out procedures for each of the following: - Digital Network Equipment upon receipt - During installation: equipment and network functionality - Formal test and evaluation. The Test Plans and Check - Out procedures shall have tests for requirements and specifications that were established in the design, as well as how the item will be tested and method for verification . The prime intends to witness acceptance tests and review the end - item data packages .

Southwest Research Institute Page 6 Bexar County DD SOW Once the digital network equipment is installed and end users are utilizing the network, the sub - contractor shall monitor and evaluate through the remainder of the Pilot Deployment . The sub - contractor shall assess if design assumptions were correct, characterize the network, and document areas for optimization . The sub - contractor shall test all optimization upgrades and patches prior to deploying to the Pilot Network . After lab verification, the sub - contractor shall implement optimization upgrades/patches, and re - evaluate . Following this evaluation period, a formal T&E will occur . The formal T&E is intended to test all requirements to be met during the Pilot, and is to be witnessed by key stakeholders . Following the T&E, a test report will be created documenting the outcome of the test, to include any deficiencies and lessons learned . 3. Monitoring, Maintenance, Training, and Support Services The sub - contractor shall provide continuous monitoring, logging, and reporting of network status for the Pilot Network to include individual hardware components that are part of the network, and the status of the network link connections between nodes . The sub - contractor shall use the collected network status to identify operational and performance issues and outages and shall send an email to designated individuals of the outages, reasons for the outages, and the associated descriptive metadata . All data stores, data transports, and interfaces shall be secured and protected based on cyber security requirements . This availability and performance metrics for the Digital network and the NOC shall be reported on monthly, and the prime will work with sub - contractor to establish the methods for gathering, verifying and reporting this information . The sub - contractor shall provide tier three help services to Bexar County employees, independent school district technicians and teachers, and to users when Tier 1 and Tier 2 resolution attempts have been exhausted . Tier 1 is defined as basic direct user support, and will be provided by SWISD teachers and technicians, and Bexar County technicians, to the network users . Tier 2 is secondary support and happens when all Tier 1 support and resolution options have been exhausted . Tier 3 support happens when all Tier 2 support options and resolutions have been exhausted . Tier 3 support and help options are for resolving network issues, user connection issues, and digital network data and reporting issues (does not include the ISD provide device or the device software) . 4. Program Support The sub - contractor shall provide Program Management to support the following types of activities: - Develop, manage schedule, and report on supplier schedule - Review and contribute to overall project Integrated Master Schedule - Tracking all equipment procured and the status of equipment - Tracking and providing updates on permits, waivers, leasing agreements and facility details - Tracking, addressing, and proactively communicating status of action items - Tracking risks and recommending risk reduction activities/alternatives

Southwest Research Institute Page 7 Bexar County DD SOW - Tracking dependencies, providing status on dependencies, and proactively communicating impact dates The sub - contractor shall produce weekly status reports, in a supplier specified format . The status report shall include all recent accomplishments, on - going activities, upcoming tasks, risks and associated impact dates, dependencies, IMS, and action items . 5. Acceptance Data Package The subcontractor shall test and verify that each the systems developed by the subcontractor perform and meet the requirements and design for the following : NOC Network For each of these systems, the subcontractor shall: prepare and submit an acceptance test procedure to the prime for review and approval conduct the acceptance test in accordance with the approved test procedure submit the completed test results to the prime as a basis for systems acceptance The prime intends to witness acceptance tests, perform source inspections, and review the end - item data packages . 3. M EET I N GS AN D R E V I EWS The sub - contractor shall support the prime in meetings with the client and client partners to include but not limited to : technical exchange meetings and reviews, status update meetings, and demonstrations . 4. M I LE S T O N E P A YM E N T P L A N Payments shall be made to the Sub - Contractor upon completion of the Milestones listed below. Milestone Tasks to Be Completed 1 1. Requirements Support 2. Procure Hardware for the Pilot Deployment 3. Procure Hardware for NOC 4. Create Digital Network Design Document 2 5. Survey’s Complete for SWISD, Produce Survey Summary Report 6. Create NOC Design Document 7. Any remaining hardware needed post Survey 8. Design Updates 9. Install and Configure the Hardware at Host Locations and Resident addresses if needed 10. Install and Configure NOC

Southwest Research Institute Bexar County DD SOW Page 8 11. Implement SWISD Filters 12. Complete Network Control Access Protocols 13. Install and Configure the NOC 14. Implement SWISD specified Filters 15. Complete Network Control Access and Cyber Security Protocols 16. Initial Test and Evaluate, Optimize 17. Produce Weekly / Monthly Reports 3 18. Continue Monitoring, Maintenance and Optimization 19. Final Report Input for Pilot Deployment 20. Produce weekly/Monthly status reports

Southwest Research Institute Page 9
Bexar County DD SOW

SUB-CONTRACTOR DELIVERABLES

ITEM NO.	Deliverable Tittle	Due Date	NOTES
	Requirements Input	ATO +14	
	SWISD Survey	ATO +21	
	Schedule with all delivery dates and dependencies	ATO +21	
	Private LTE Design Document	ATO +35	
	Hardware Procurement, NOC, Digital Network Pilot Deployment	ATO +7	
	Digital Network Connection Instructions	ATO + 35	
	Acceptance Test Procedures (Hardware and Digital Network_	ATO +40	
	Inventory List for Procured Items	Within 5 Days of Receipt	Update Monthly
	Pilot Deployment Test Plan Procedures	ATO +40	
	Metrics Report for performance and Availability of Digital Network	ATO +60	Update Weekly
	Pilot Deployment Final Report	ATO +100	
	Status Reports	Monthly	

The sub-contractor will coordinate with the prime on the method to delivery for the project deliverables.

EXHIBIT B – CONTRACT CLAUSES

SOUTHWEST RESEARCH INSTITUTE
Subcontract No. N99102N
Contract Clauses
Exhibit B

1. APPLICABLE LAWS AND DISPUTES
Any Disputes concerning a question of fact and/or law arising under this Subcontract solely between the Buyer and Seller, which is not disposed of by agreement of the parties, shall be decided by a Court of the State of Texas.

2. RESERVED

3. CHANGES
Buyer's Engineering and Technical Personnel may, from time to time, render assistance or give technical advice to, or affect an exchange of information with Seller's personnel in a liaison effort concerning the items to be furnished hereunder. However, such exchange of information or advice shall not vest Seller with authority to change the items hereunder or the provisions of this Subcontract, nor shall any change in the items or provisions of this Subcontract be binding on Buyer unless incorporated as a change in accordance with Article Sixteen of this Exhibit B.

4. CLAUSE HEADING
The headings and subheadings of clauses contained herein are used for convenience and ease of reference and do not limit the scope or intent of the clause.

5. COMPLIANCE WITH FEDERAL, STATE AND LOCAL LAWS
Seller shall comply with all Federal, State, Municipal and local laws, rules and regulations that may be applicable to this Subcontract and, at the request of Buyer or the Government, Seller will furnish certificates to the effect that it has complied with said laws and regulations. Seller represents that it has complied and will continue to comply during the performance of this Subcontract with the provisions of the "Fair Labor Standards Act" of 1938, as amended, and the "Occupational Safety and Health Act", with the "Americans with Disabilities Act of 1990" and with the regulations and standards issued pursuant thereto.

6. CLEARANCE OF MATERIAL INTENDED FOR PUBLIC RELEASE
No news release, advertisement, public announcement, denial or confirmation of same relating to any part of the subject matter of this subcontract or any share of any program hereunder shall be made directly or indirectly by Seller without prior written approval of the Buyer.

7. GOVERNMENT VISITS The Government and/or its designated representative(s) shall be permitted to visit the Seller with respect to this Subcontract only after arrangements have been made with Buyer . Visits of a routine nature, e . g . , audit and inspection are not covered by this article . 8. INDUSTRIAL LAWS The Seller, in all matters relating to this Subcontract, shall be acting as an independent contractor . Neither the Seller nor any of the persons furnishing materials or performing work or services which are required by this Subcontract are employees of the Buyer within the meaning of or the application of any Federal or State Unemployment Insurance Law or other Social Security or any Workers' Compensation, Industrial Accident Law or other Industrial or Labor Law . The Seller, at its own expense, shall comply with such laws, and assume all obligations imposed by any one or more of such laws with respect to this Subcontract . 9. SUBCONTRACT ADMINISTRATION Notwithstanding any other provisions of this Subcontract or any document referenced herein, the Buyer's Director of Purchasing, or cognizant Subcontract Administrator are the only individuals authorized to make the changes in or redirect the work required by this Subcontract . Where Buyer's approval is required under the terms of this Subcontract, it shall be construed to mean the approval of the Buyer's Director of Purchasing, or the cognizant Subcontract Administrator . In the event the Seller effects any change at the direction of any other person, the change will be considered as having been made without authority and an adjustment will not be made in the Subcontract estimated cost or delivery schedule as a result thereof . No agreement or understanding will be binding on Buyer unless made in writing and signed by an authorized representative of Buyer's Purchasing Department . 10. INDEPENDENT CONTRACTOR Services rendered by the Seller for the Buyer and Seller’s and Buyer’s respective relationship in all matters related to this Subcontract shall be as an independent contractor and not as an employee, agent or servant . Seller shall obey all safety rules and regulations in the performance of the effort to be supplied hereunder . 11. PERMITS, LICENSES AND COMPLIANCE WITH LAW In connection with the work to be performed, Seller at its expense shall procure all necessary permits and licenses and agrees to comply with all laws, ordinances, codes and regulations applicable to the performance of the work hereunder . 12. LIEN RELEASE The Seller shall not permit any actual or purported lien, charge or claim to attach or attempt to attach to the work, the site, or any amounts due or to become due to the Seller under the contract document . If any lien, charge or claim is so asserted, the Seller shall promptly procure its release and indemnify the Buyer against all damage and expense incident thereto. Upon completion of the work and before any final payment and settlement, the Seller shall provide evidence satisfactory to the Buyer of payment and release of all debts, taxes, liens, charges, obligations and claims for or relating to labor, materials, subcontractors, and sub-subcontractors.

13. RESERVED

14. CONFIDENTIAL RELATIONSHIP

Unless the written consent of the Buyer is first obtained, Seller shall not in any manner advertise, publish or release for publication any statement mentioning Buyer or the fact that Seller has furnished or contracted to furnish to Buyer items and/or services required by this Subcontract, or quote the opinion of any employeeof Buyer. Seller shall not disclose any information relating to this Subcontract to any person not authorized by Buyer to receive it. Seller shall only use information supplied by Buyer to accomplish work as covered by this Subcontract and for no other purposes. Upon completion or termination of this Subcontract, all information is to be returned to Buyer upon Buyer's written request.

15. FORCE MAJEURE

A delay in, or failure of, either Seller or Buyer to perform its obligations hereunder as described shall not constitute default under this Subcontract nor give rise to any claim for damages if and to the extent such delay or failure is caused, directly or indirectly, by occurrences beyond the control of the party affected, including but not limited to: acts of God; expropriation or confiscation of facilities or compliance with any order or request of any governmental authority or person purporting to act therefore which affects to a degree not presently existing the supply availability or use of materials or labor; acts of war or the public enemy; public disorders, rebellion, or sabotage; floods; riots; strikes; or any cases whether or not the class or kind specifically named above, not within the control of the party affected and which, by the exercise of reasonable diligence, said party is unable to prevent, mitigate or remove.

16. EXPORT CONTROL/CONTROL OF INFORMATION

Seller shall comply with all export control laws and regulations applicable to the performance of Seller's obligations under this subcontract.

17. OVERPAYMENT

Seller shall take the following action in the case of any duplicate financing or invoice payment or if Buyer has otherwise overpaid Seller:

(1) Remit overpayment amount to Buyer with a description of overpayment including:

Circumstances of the overpayment (e.g., duplicate payment, erroneous payment liquidation errors, date(s) of overpayment;

S ub c on t r ac t nu m b e r o r t a s k o r d e r nu m b e r a f f e c t e d ; Affected contract line item or subline item, if applicable; and Subcontractor point of contact. (2) Provide a copy of the remittance and supporting documentation to Buyer . 18. R e p re s e n t a t i o n s a n d C er t i f i c a t i o n s Seller acknowledges that Buyer will rely on Seller representationsand certifications in awarding this Subcontract to Seller . Seller certifies to the Self - Certifications set forth below and shall immediately notify Buyer of any change of status regarding a n y r e p r e s e n t a ti o n o r ce r ti f i c a ti o n s e t f o r t h h e r e i n . Self - Certifications: The Terms and Conditions referenced in this Subcontract may include self - certification statements . By acceptance of this Subcontract, Seller confirms its acceptance of the applicable self - certification statements contained in the terms and conditions and referenced herein . 1. CERTIFICATION OF COMPLIANCE TO FEDERAL ACQUISITION REGULATIONS: ANTI - KICKBACK This certification needs to be completed by all Southwest Research Institute (SwRI®) Subcontractors who are fulfilling a Subcontract in excess of $250K. CERTIFICATION REGARDING ANTI - KICKBACK. SELLER certifies, to t h e b e s t o f h i s o r h e r kno w l e d g e a n d b e li e f, t h a t : 1 . ) The Seller is aware that this procurement is subject to the terms of the Anti - Kickback Act of 1986 ( 41 U . S . C . †† 8701 - 8707 ) . The Act was passed to deter subcontractors from making payments and contractors from accepting payments for the purpose of improperly obtaining or rewarding favorable treatment in connection with a prime contract or subcontract relating to a prime contract . 2 . ) The Seller is aware that the Act imposes criminal penalties on any person who knowingly and willfully engages in the prohibited conduct and provides for the recovery of civil penalties by the United States from any person who knowingly engages in such prohibited conduct and from any person whose employee and/or subcontractor employee provides, accepts or charges a kickback . 3 . ) The Seller is aware that pursuant to 41 U . S . C . † 8703 (c)(1) Subcontractors, either of Government - unique or commercial items are required to submit a written report to the Government in the event that they have reasonable grounds to believe that a violation of the Anti - Kickback Act may have occurred . 2. Certification and Disclosure Regarding Payments to Influence Certain Federal Transactions (Applicable to solicitations and Subcontracts exceeding $ 100 , 000 ) (a) Definitions . As used in this provision -- "Lobbying contact" has the meaning provided at 2 U . S . C . 1602 (8) .

The terms "agency," "influencing or attempting to influence," "officer or employee of an agency," "person," "reasonable compensation," and "regularly employed" are defined in 31 U . S . C . 1352 . (b) Prohibition . The prohibition and exceptions contained in 31 U . S . C . 1352 are h e r e b y i n c o r p o r a t e d b y r e f e r e n c e i n t h i s p r ov i s i o n . (c) Certification . Seller hereby certifies to the best of its knowledge and belief that no Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on its behalf in connection with the awarding of this Subcontract . (d) Disclosure . If any registrants under the Lobbying Disclosure Act of 1995 have made a lobbying contact on behalf of the offeror with respect to this Subcontract, Seller shall complete and submit, with its offer, to Buyer OMB Standard Form LLL, Disclosure of Lobbying Activities, to provide the name of the registrants . SELLER n ee d no t r e po rt r e g u l a r l y em p l oy e d o f f i c e r s o r em p l oy ee s o f t h e o ff e r o r t o w h o m payments of reasonable compensation were made . (e) Penalty . Submission of this certification and disclosure is a prerequisite for making or entering into this Subcontract imposed by 31 U . S . C . 1352 . Any person who makes an expenditure prohibited under this provision or who fails to file or amend the disclosure required to be filed or amended by this provision, shall be subject to a civil penalty of not less than $ 10 , 000 , and not more than $ 100 , 000 , for each such failure . 3. Representation Regarding Covered Telecommunications and Video Surveillance Services or Equipment (Applicable to all solicitations for contracts ; and under indefinite delivery contracts, in all notices of intent to place an order, or solicitations for an order) (a) Definitions . As used in this provision — Backhaul, covered telecommunications equipment or services, critical technology, interconnection arrangements, reasonable inquiry, roaming, and substantial or essential component have the meanings provided in the clause Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment, in Article 20 of this Exhibit B . (b) Prohibition . (1) Section 889 (a)(1)(A) of the John S . McCain National Defense Authorization Act for Fiscal Year 2019 (Pub . L . 115 - 232 ) prohibits the head of an executive agency on or after August 13 , 2019 , from procuring or obtaining, or extending or renewing a contract to procure or obtain, any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system . Nothing i n t h e p r oh i b iti o n s h a l l b e c on s t r u e d t o — (i) Prohibit the head of an executive agency from procuring with an entity to provide a service that connects to the facilities of a third - party, such as backhaul, r o am i n g , o r i n t e r c onn ec ti o n a rr a n g e m e n t s ; or

(ii)Cover telecommunications equipment that cannot route or redirect user data traffic or cannot permit visibility into any user data or packets that such equipment transmits or otherwise handles.

(2) Section 889(a)(1)(B) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13, 2020, from entering into a contract or extending or renewing a contract with an entity that uses any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system. This prohibition applies to the use of covered telecommunications equipment or services, regardless of whether that use is in performance of work under a Federal contract. Nothing in the prohibition shall be construed to—

(i) Prohibit the head of an executive agency from procuring with an entity to provide a service that connects to the facilities of a third-party, such as backhaul, roaming, or interconnection arrangements; or

(ii) Cover telecommunications equipment that cannot route or redirect user data traffic or cannot permit visibility into any user data or packets that such equipment transmits or otherwise handles.

(c) Procedures. The Offeror shall review the list of excluded parties in the System for Award Management (SAM) (https://www.sam.gov) for entities excluded from receiving federal awards for "covered telecommunications equipment or services".

(d) Representation. The Offeror represents that—

(1) It will not provide covered telecommunications equipment or services to the Government in the performance of any contract, subcontract or other contractual instrument resulting from this solicitation. The Offeror shall provide the additional disclosure information required at paragraph (e)(1) of this section if the Offeror is unable to respond "will not" in paragraph (d)(1) of this section; and

(2) After conducting a reasonable inquiry, for purposes of this representation, the Offeror represents that—

It does not use covered telecommunications equipment or services, or use any equipment, system, or service that uses covered telecommunications equipment or services. The Offeror shall provide the additional disclosure information required at paragraph (e)(2) of this section if the Offeror is unable to respond "does not" in paragraph (d)(2) of this section.

(e) Disclosures.

(1)Disclosure for the representation in paragraph (d)(1) of this provision. If the Offeror has responded "will" in the representation in paragraph (d)(1) of this provision, the Offeror shall provide the following information as part of the offer:

(i)For covered equipment—

(A) The entity that produced the covered telecommunications equipment (include entity name, unique entity identifier, CAGE code, and whether the entity was the original equipment manufacturer (OEM) or a distributor, if known);

(B) A description of all covered telecommunications equipment offered (include brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); and

(C) Explanation of the proposed use of covered telecommunications equipment and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(1) of this provision.

(ii) For covered services—

(A) If the service is related to item maintenance: A description of all covered telecommunications services offered (include on the item being maintained: Brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); or

(B) If not associated with maintenance, the Product Service Code (PSC) of the service being provided; and explanation of the proposed useof covered telecommunications services and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(1) of this provision.

(2) Disclosure for the representation in paragraph (d)(2) of this provision. If the Offeror has responded "does" in the representation in paragraph (d)(2) of this provision, the Offeror shall provide the following information as part of the offer:

(i) For covered equipment—

(A) The entity that produced the covered telecommunications equipment (include entity name, unique entity identifier, CAGE code, and whether the entity was the OEM or a distributor, if known);

(B) A description of all covered telecommunications equipment offered (include brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); and

(C) Explanation of the proposed use of covered telecommunications equipment and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(2) of this provision.

(ii) For covered services—

(A) If the service is related to item maintenance: A description of all covered telecommunications services offered (include on the item being maintained: Brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); or

(B) If not associated with maintenance, the PSC of the service being provided; and explanation of the proposed use of covered telecommunications services and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(2) of this provision.

(End of provision)

4. Certification Regarding Debarment, Suspension, Proposed Debarment, and Other Responsibility Matters

(a)(1) Seller certifies, to the best of its knowledge and belief, that--

(i) Seller and/or any of its Principals--

(A) Are not presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

(B) Have not, within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or State antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, violating Federal criminal tax laws, or receiving stolen property;

(C) Are not presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision; and

(D)Have not, within a three-year period preceding this offer, been notified of any delinquent Federal taxes in an amount that exceeds $3,500 for which the liability remains unsatisfied.

(1) Federal taxes are considered delinquent if both of the following criteria apply:

(i)The tax liability is finally determined. The liability is finally determined if it has been assessed. A liability is not finally determined if there is a pending administrative or judicial challenge. In the case of a judicial challenge to the liability, the liability is not finally determined until all judicial appeal rights have been exhausted.

(ii) The taxpayer is delinquent in making payment. A taxpayer is delinquent if the taxpayer has failed to pay the tax liability when full payment was due and required. A taxpayer is not delinquent in cases where enforced collection action is precluded.

(2) Examples.

(i)The taxpayer has received a statutory notice of deficiency, under I.R.C. Sec. 6212, which entitles the taxpayer to seek Tax Court review of a proposed tax deficiency. This is not a delinquent tax because it is not a final tax liability. Should the taxpayer seek Tax Court review, this will not be a final tax liability until the taxpayer has exercised all judicial appeal rights.

(ii)The IRS has filed a notice of Federal tax lien with respect to an assessed tax liability, and the taxpayer has been issued a notice under I.R.C. Sec. 6320 entitling the taxpayer to request a hearing with the IRS Office of Appeals contesting the lien filing, and to further appeal to the Tax Court if the IRS determines to sustain the lien filing. In the course of the hearing, the taxpayer is entitled to contest the underlying tax liability because the taxpayer has had no prior opportunity to contest the liability. This is not a delinquent tax because it is not a final tax liability. Should the taxpayer seek tax court review, this will not be a final tax liability until the taxpayer has exercised all judicial appeal rights.

(iii)The taxpayer has entered into an installment agreement pursuant to I.R.C. Sec. 6159. The taxpayer is making timely payments and is in full compliance with the agreement terms. The taxpayer is not delinquent because the taxpayer is not currently required to make full payment.

(iv)The taxpayer has filed for bankruptcy protection. The taxpayer is not delinquent because enforced collection action is stayed under 11 U.S.C. 362 (the Bankruptcy Code).

(ii) Seller has not, within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

(2) Principal, for the purposes of this certification, means an officer, director, owner, partner, or a person having primary management or supervisory responsibilities within a business entity (e . g . , general manager ; plant manager ; head of a division, or business segment ; and similar positions) . This Certification Concerns a Matter Within the Jurisdiction of an Agency of the United States and the Making of a False, Fictitious, or Fraudulent Certification May Render the Maker Subject to Prosecution Under Section 1001 , Title 18 , United States Code . (b) Seller shall provide immediate written notice to Buyer if, at any time prior to Subcontract award, Seller learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances . (c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation . However, the certification will be considered in connection with a determination of the Seller’s responsibility . Failure of Seller to furnish a certification or provide such additional information as requested by Buyer may render Seller nonresponsible . (d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision . The knowledge and information of Seller is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings . (e) The certification in paragraph (a) of this provision is a material representation o f f ac t upo n w h i c h r e li a n c e w a s p l ace d w h e n ma k i n g a w a r d . If i t i s l a t e r d e t e r m i n e d that Seller knowingly rendered an erroneous certification, in addition to other remedies available to Buyer, Buyer may terminate this Subcontract for default . 5 . Certification of Nonsegregated Facilities (Applicable to solicitations and Subcontracts exceeding $ 10 , 000 ) (a) Seller certifies that it does not and will not maintain any facilities that it provides for its employees in a segregated manner and will not permit any of its employees to perform their services at any location, under its control, where segregated facilities are maintained . Seller agrees that a breach of this Certification is a v i o l a ti o n o f t h e E qu a l O pp o r t un it y c l a u s e i n t h i s S ub c o n t r ac t . 5. EQUAL OPPORTUNITY COMPLIANCE WITH 41 CFR 60 - 300.5(a) AND 41 CFR 60 - 741.5(a) (a) This contractor and subcontractor shall abide by the requirements of 41 CFR 60 - 300 . 5 (a) . This regulation prohibits discrimination against qualified protected veterans, and requires affirmative action by covered prime contractors and subcontractors to employ and advance in employment qualified protected veterans . (b) This contractor and subcontractor shall abide by the requirements of 41 CFR 60 - 741 . 5 (a) . This regulation prohibits discrimination against qualified individuals on the basis of disability, and requires affirmative action by covered prime contractors and subcontractors to employ and advance in employment qualified individual with disabilities . (c) Previous Contracts and Compliance Reports (1) Seller represents that if Seller has participated in a previous contract or subcontract subject to Equal Opportunity requirements : (i) Seller has filed all required compliance reports and (ii) that representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

(2) Paragraph (c)(1) applies only to the extent (i) Seller performs work in the United States, or (ii) recruits employees in the United States to Work on this Subcontract.

6. Affirmative Action Compliance

(a) Seller represents: (1) that Seller has developed and has on file at each establishment, Affirmative Action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or (2) that in the event such a program does not presently exist, Seller will develop and place in operation such a written Affirmative Action Compliance Program within one-hundred twenty (120) days from the award of this Subcontract.

19. PROHIBITION ON CONTRACTING FOR CERTAIN TELECOMMUNICATIONS AND VIDEO SURVEILLANCE SERVICES OR EQUIPMENT

(a) *Definitions.* As used in this clause—

Backhaul means intermediate links between the core network, or backbone network, and the small subnetworks at the edge of the network (*e.g.*, connecting cell phones/towers to the core telephone network). Backhaul can be wireless (e.g., microwave) or wired (*e.g.*, fiber optic, coaxial cable, Ethernet).

Covered foreign country means The People's Republic of China.

Covered telecommunications equipment or services means–

(1)Telecommunications equipment produced by Huawei Technologies Company or ZTE Corporation (or any subsidiary or affiliate of such entities);

(2)For the purpose of public safety, security of Government facilities, physical security surveillance of critical infrastructure, and other national security purposes, video surveillance and telecommunications equipment produced by Hytera Communications Corporation, Hangzhou Hikvision Digital Technology Company, or Dahua Technology Company (or any subsidiary or affiliate of such entities);

(3)Telecommunications or video surveillance services provided by such entities or using such equipment; or

(4)Telecommunications or video surveillance equipment or services produced or provided by an entity that the Secretary of Defense, in consultation with the Director of National Intelligence or the Director of the Federal Bureau of Investigation, reasonably believes to be an entity owned or controlled by, or otherwise connected to, the government of a covered foreign country.

Critical technology means–

(1) Defense articles or defense services included on the United States Munitions List set forth in the International Traffic in Arms Regulations under subchapter M of chapter I of title 22, Code of Federal Regulations;

(2) I t em s i n c l ud e d o n t h e C o mme r c e C on t r o l Li s t s e t f o r t h i n S upp l em e n t No . 1 to part 774 of the Export Administration Regulations under subchapter C of chapter VII of title 15 , Code of Federal Regulations, and controlled - (i) Pursuant to multilateral regimes, including for reasons relating to national security, chemical and biological weapons proliferation, nuclear nonproliferation, or missile technology ; or (ii) For reasons relating to regional stability or surreptitious listening ; (3) Specially designed and prepared nuclear equipment, parts and components, materials, software, and technology covered by part 810 of title 10 , Code of Federal Regulations (relating to assistance to foreign atomic energy activities) ; (4) Nuclear facilities, equipment, and material covered by part 110 of title 10 , C od e o f F e d e r a l R e g u l a ti on s ( r e l a ti n g t o e xpo rt a n d i m po rt o f nu c l ea r equipment and material) ; (5) S e l ec t a g e n t s a n d t ox i n s c ov e r e d b y p a rt 33 1 o f titl e 7 , C od e o f F e d e r a l Regulations, part 121 of title 9 of such Code, or part 73 of title 42 of such Code ; or (6) Emerging and foundational technologies controlled pursuant to section 175 8 o f t h e E xpo rt C on t r o l R e f o rm A c t o f 2 0 1 8 ( 5 0 U . S . C . 481 7 ) . Interconnection arrangements means arrangements governing the physical connection of two or more networks to allow the use of another's network to hand off traffic where it is ultimately delivered ( e . g . , connection of a customer of telephone provider A to a customer of telephone company B) o r s h a r i n g d a t a a n d o t h e r i n f o r m a ti o n r e s o u r c e s . Reasonable inquiry means an inquiry designed to uncover any information in the entity's possession about the identity of the producer or provider of covered telecommunications equipment or services used by the entity that excludes the need to include an internal or third - party audit. Roaming means cellular communications services ( e.g. , voice, video, data) received from a visited network when unable to connect to the facilities of the home network either because signal coverage is too weak or because traffic is too high. Substantial or essential component means any component necessary for the proper function or performance of a piece of equipment, system, or service. ( b ) P r oh i b iti o n . (1) Section 889 (a)(1)(A) of the John S . McCain National Defense Authorization Act for Fiscal Year 2019 (Pub . L . 115 - 232 ) prohibits the head of an executive agency on or after August 13 , 2019 , from procuring or obtaining, or extending or renewing a contract to procure or obtain, any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system . The Contractor is prohibited from providing to the Government any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless an exception at paragraph (c) of this clause applies or a waiver for covered telecommunication equipment or services is requested by the Subcontractor and approved by SwRI and/or SwRI’s customer . (2) Section 889 (a)(1)(B) of the John S . McCain National Defense A u t ho r i za ti o n A c t f o r F i s ca l Y ea r 201 9 ( P ub . L . 115 - 23 2 ) p r oh i b it s t h e h ea d of an executive agency on or after August 13 , 2020 , from entering into a contract, or extending or renewing a contract, with an entity that uses any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless an exception at paragraph (c) of this clause applies or the covered telecommunication equipment or services are covered by a waiver described in the previous paragraph . This prohibition applies to the use of covered telecommunications equipment or services, regardless of whether that use i s i n p e r f o r ma n c e o f w o rk un d e r a F e d e r a l c o n t r ac t . (c) Exceptions . This clause does not prohibit contractors from providing — (1) A service that connects to the facilities of a third - party, such as backhaul, r o am i n g , o r i n t e r c onn ec ti o n a rr a n g e m e n t s ; or (2) T e l ec o mm un i c a ti on s e qu i p m e n t t h a t ca nno t r ou t e o r r e d i r ec t u s e r d a t a traffic or permit visibility into any user data or packets that such equipment transmits or otherwise handles. (d) R e po r ti n g r e qu i r eme n t . (2) In the event the Contractor identifies covered telecommunications equipment or services used as a substantial or essential component of any system, or as critical technology as part of any system, during contract performance, or the Contractor is notified of such by a subcontractor at any tier or by any other source, the Contractor shall report the information in paragraph (d)(2) of this clause to the Contracting Officer, unless elsewhere in this contract a re e s t a b li s h e d p r o ce d u r e s f o r r e po r ti n g t h e i n f o r ma ti o n ; i n t h e ca s e o f t h e Department of Defense, the Contractor shall report to the website at https : //dibnet . dod . mil . For indefinite delivery contracts, the Contractor shall report to the Contracting Officer for the indefinite delivery contract and the Contracting Officer(s) for any affected order or, in the case of the D e p a r t me n t o f D e f e n s e , i d e n ti f y bo t h t h e i nd e f i n it e d e li v e ry c on t r ac t a n d any affected orders in the report provided at https : //dibnet . dod . mil . (2) The Contractor shall report the following information pursuant to paragraph (d)(1) of this clause (i) Within one business day from the date of such identification or notification : the contract number ; the order number(s), if applicable ; supplier name ; supplier unique entity identifier (if known) ; supplier Commercial and Government Entity (CAGE) code (if known) ; brand ; model number (original equipment manufacturer number, manufacturer part number, or wholesaler number) ; item description ; and any readily available information about mitigation actions undertaken or recommended . (ii) Within 10 business days of submitting the information in paragraph (d)(2)(i) of this clause : any further available information about mitigation actions undertaken or recommended. In addition, the Contractor shall describe the efforts it undertook to prevent use or submission of covered telecommunications equipment or services, and any additional efforts that will be incorporated to prevent future use or submission of covered telecommunications equipment or services.

(e) *Subcontracts.* The substance of this clause applies to all subcontracts and other contractual instruments, including subcontracts for the acquisition of commercial items.

(End of clause)

20. PRIME CONTRACT CLAUSES INCORPORATED IN FULL TEXT OR BY REFERENCE

A. The clauses of the prime contract shall be incorporated as specified below. The obligations of the Contractor to the Government as provided in said clauses shall be deemed to be the obligations of the Seller to the Buyer.

B. Wherever necessary to make the context of the clauses set forth in this Exhibit "B" applicable to this Subcontract the term "Service Provider" , "Contractor", and "Subcontractor" shall mean Seller, the term "Agreement" "Project" "Contract", and "Subcontract" shall mean this Subcontract, and the terms "County", "Department", "Government", "Contracting Officer" and equivalent phrases shall mean Buyer, except the terms "Government" and "Contracting Officer" do not change: (1) In the phrases "Government Property", Government-Owned Property", "Government Equipment", and "Government-Owned Equipment", (2) When a right, act, authorization or obligation can be granted or performed only by the Government or the prime contract Contracting officer or his duly authorized representative, and (3) When title to property is to be transferred directly to the Government.

ANY APPLICABLE PRIME CONTRACT FLOWDOWN CLAUSES WILL BE INCORPORATED UNDER THIS PARAGRAPH.

ARTICLE THREE : TERMS OF PAYMENT

1.Within ten (10) business days of COUNTY's written request, SERVICE PROVIDER will refund to COUNTY any sum of money paid by COUNTY to SERVICE PROVIDER that COUNTY has determined:

a) Resulted in overpayment to SERVICE PROVIDER;

b) Has not been spent by SERVICE PROVIDER strictly in accordance with the terms of this Agreement; or

c) Is not supported by adequate documentation to reasonably justify the expenditure.

ARTICLE FOUR: REVIEW

1. The Department will be the primary contact regarding this Agreement.

2.SERVICE PROVIDER must obtain the Department's written approval prior to using subcontractors in performing any obligation required by this Agreement.

3.48 CFR Part 31.2 shall be the basis for determining allowable costs eligible for reimbursement under this Agreement, unless specifically prohibited by COUNTY under this Agreement.

ARTICLE FIVE: PROGRAM RECORDS AND REQUIREMENTS

1.SERVICE PROVIDER will comply with all federal, state, and local laws and ordinances applicable to SERVICE PROVIDER for the work or Services under this Agreement.

2.SERVICE PROVIDER shall comply with 48 CFR Chapter 99 and 48 CFR part 30 and maintain all financial records as required therein.

3.COUNTY may conduct, at a minimum, two (2) monitoring visits to SERVICE PROVIDER's project site to determine performance and compliance with the terms of this Agreement. The costs incurred by COUNTY for any such visits shall be solely borne by COUNTY.

4.SERVICE PROVIDER will maintain books, records and other documents relating directly to the receipt and disbursement of funds under this Agreement. SERVICE PROVIDER must maintain a receipts-and-disbursements ledger and a general ledger with an income-and- expense account for each line item. Paid invoices revealing check number, the date it was paid and evidence of goods or services received must be filed according to the vendor paid.

5.SERVICE PROVIDER will allow the United States Defense Contract Audit Agency (DCAA), at all reasonable times and with prior written notice, to have access to and the right to inspect, copy, audit, and examine a ll books, records and other documents of closeout procedures respecting this Agreement, until fina l settlement and conclusion of all issues arising out of this activity are completed.

6.SERVICE PROVIDER affirms it is subject to Uniform Guidance and complies with the annual audit requirements imposed thereunder. .

5 . 07 Sections 5 . 04 , 5 . 05 and 5 . 06 shall survive the expiration or termination of this Agreement for two (2) years . ARTICLE SIX: TERMINATION AND DEFAULT 6 . 01 COUNTY may suspend or terminate this Agreement if SERVICE PROVIDER materially fails to comply with any term . This Agreement may also be terminated for convenience by COUNTY with thirty (30) days’ written notice . COUNTY will pay SERVICE PROVIDER for the amount of work completed up to the termination date of this Agreement plus reasonable costs incurred by the SERVICE PROVIDER after t h e t e r m i n a ti o n d a t e t o b r i n g t h e w o rk t o a n o r d e r l y c l o s e . ARTICLE SEVEN: REPRESENTATIONS, WARRANTIES AND COVENANTS 7 . 01 SERVICE PROVIDER represents and warrants that : a . ) All information ever provided or to be provided to COUNTY pertaining to this Agreement or Project is complete and accurateas of the date shown on the document, and that since that date, SERVICE PROVIDER has not undergone any significant change without written notice to COUNTY . b . ) Any supporting financial statements ever provided or to be provided to COUNTY pertaining to this Agreement or Project are complete, accurate and fairly reflect the financial condition of SERVICE PROVIDER on the date shown on those statements and during the period covered, and that since that date, except as provided by written notice to COUNTY, there has been no material change in the financial condition of SERVICE PROVIDER that may impede or prevent SERVICE PROVIDER from meeting its performance obligations under this Agreement . c . ) No litigation or proceedings are presently pending or threatened against SERVICE PROVIDER relating to the Agreement or Project . d . ) None of the provisions in this Agreement contravene or in any way conflict with the authority under which SERVICE PROVIDER is doing business or with the provisions of any existing obligation or agreement of SERVICE PROVIDER . e.) SERVICE PROVIDER has the legal authority to enter into this Agreement and accept payments and has taken all necessary measures to authorize the execution of and the acceptance of payments under this Agreement. f.) None of its employees, volunteers, or subcontractors shall perform Services under this Agreement if he or she has been convicted of or was p l ace d i n a p r e - t r i a l d i v e r s i o n p r o g r a m f o r: (1) a n y c r i m e i nvo l v i n g a

sex offense; (2) a felony conviction or deferred adjudication within the past ten (10) years; or (3) a jailable misdemeanor conviction or deferred adjudication within the past five (5) years.

ARTICLE EIGHT: PERFORMANCE RECORDS AND REPORTS

1.As often and in such form as COUNTY may reasonably require, SERVICE PROVIDER will furnish to COUNTY information deemed by COUNTY to be pertinent to matters covered by this Agreement.

2.Notwithstanding this ARTICLE EIGHT or any other provision applicable to this Agreement, COUNTY shall not have access to and SERVICEPROVIDER shall not be obligated to provide records that contain personnel information, trade secrets or information that is deemed proprietary to SERVICE PROVIDER, including but not limited to information related to insurance, safety data unrelated to contract services for COUNTY under this Agreement.

ARTICLE NINE: INSURANCE/INDEMNIFICATION

1.SERVICE PROVIDER shall procure, pay for, and maintain during the term of this Agreement the insurance coverage in the limits and under the terms set out in **Exhibit "E"**, Insurance, attached hereto.

2.TO THE EXTENT CAUSED BY SERVICE PROVIDER, SERVICE PROVIDER AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS COUNTY AND ITS ELECTED OFFICIALS, EMPLOYEES, REPRESENTATIVES, AND AGENTS (INDIVIDUALLY AND COLLECTIVELY AN "INDEMNIFIED PARTY") FROM AND AGAINST ANY AND ALL COSTS, LIABILITY, CLAIMS, LIENS, DAMAGES, LOSSES, EXPENSES, FEES, INCLUDING REASONABLE ATTORNEY FEES AND DEFENSE COSTS, FINES, PENALTIES, PROCEEDINGS, ACTIONS, DEMANDS, CAUSES OF ACTION, LIABILITY AND SUITS OF ANY KIND AND NATURE, INCLUDING, BUT NOT LIMITED TO, PERSONAL INJURY OR DEATH, AND PROPERTY DAMAGE MADE UPON THE INDEMNIFIED PARTY ARISING OUT OF, OR RESULTING FROM, THE NEGLIGENT ACTS, ERRORS OR OMISSIONS OF SERVICE PROVIDER, INCLUDING ITS EMPLOYEES, OFFICERS, AGENTS AND SUBCONTRACTORS WHILE IN THE PERFORMANCE OF THIS AGREEMENT. COUNTY SHALL HAVE THE RIGHT, AT ITS OPTION AND ITS OWN EXPENSE, TO PARTICIPATE IN SUCH DEFENSE WITHOUT RELIEVING SERVICE PROVIDER OF ANY OF ITS OBLIGATIONS UNDER THIS SECTION. SERVICE PROVIDER SHALL PROMPTLY ADVISE THE INDEMNIFIED PARTY IN WRITING OF ANY CLAIM OR DEMAND

AGAINST THE SERVICE PROVIDER OR THE INDEMNIFIED PARTY WHICH RESULTS FROM OR ARISES OUT OF THE SERVICE PROVIDER'S ACTIVITIES UNDER THIS AGREEMENT. NOTHING IN THIS SECTION SHALL BE INTERPRETED TO CONSTITUTE A WAIVER OF ANY GOVERNMENTAL IMMUNITY AVAILABLE UNDER TEXAS LAW OR ANY AVAILABLE DEFENSES UNDER TEXAS LAW. THE PROVISIONS OF THIS ARTICLE ARE SOLELY FOR THE BENEFIT OF THE PARTIES HERETO AND NOT INTENDED TO AND DO NOT CREATE OR GRANT ANY RIGHTS, CONTRACTUALLY OR OTHERWISE, TO ANY OTHER PERSON OR ENTITY.

NOTWITHSTANDING THE FOREGOING, SERVICE PROVIDER SHALL NOT BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL LOSS, OR DAMAGES TO PERSONS OR PROPERTY INCLUDING, BUT NOT BY WAY OF LIMITATION, THE RIGHT TO BE PAID FOR LOSS OF TIME, LOSS OF SERVICES, LOSS OF PRODUCTION, LOST PROFITS, LOST BUSINESS, LOST SAVINGS OR OTHER ECONOMIC OR BUSINESS LOSS OR CLAIMS OF ANY KIND WHATSOEVER, ARISING OUT OF OR A CONSEQUENCE OF THE SERVICES PERFORMED.

9.03 SERVICE PROVIDER SHALL MAKE THE INDEMNITY REQUIREMENT OF THIS ARTICLE A REQUIREMENT OF ANY SUBCONTRACT WHERE THE SUBCONTRACTOR IS PROVIDING ANY OF THE SERVICES REQUIRED UNDER THIS AGREEMENT. IN ANY SUCH SUBCONTRACT, IN ADDITION TO COUNTY BEING AN INDEMNITEE, SERVICE PROVIDER SHALL ALSO BE NAMED AS AN INDEMNITEE.

ARTICLE TEN: EQUAL EMPLOYMENT OPPORTUNITY AND AFFIRMATIVE ACTION

1.SERVICE PROVIDER will comply with all applicable local, state and federal equal employment opportunity and affirmative action rules, regulations and laws.

2.If SERVICE PROVIDER or its subcontractors fail to comply with local, state and federal equal employment opportunity and affirmative action rules, regulations and laws, SERVICE PROVIDER may be barred from further contracts with COUNTY.

ARTICLE ELEVEN: INDEPENDENT CONTRACTOR 11 . 01 SERVICE PROVIDER is an independent contractor and operator responsible to all third parties for its respective acts or omissions and COUNTY is in no way responsible for SERVICE PROVIDER’s acts or omissions . AR T IC LE TWEL V E: P O L I T ICA L AC T IVI T Y 12 . 01 None of the performance under this Agreement may involve, and no portion of the funds received may be used, either directly or indirectly, for any political activity including, but not limited to, an activity to further the election or defeat of any candidate for public office or for any activity undertaken to influence the passage, d e f ea t o r f i n a l c on t e n t o f l o c a l , s t a t e o r f e d e r a l l e g i s l a ti on . AR T IC LE T H IR TEE N : P U BL ICI T Y 13 . 01 With COUNTY’s written approval, SERVICE PROVIDER will publicize activities conducted by SERVICE PROVIDER pursuant to this Agreement . In any n e w s r e l ea s e , s i g n , b r o c hu r e , o r o t h e r a dv e r ti s i n g me d i u m d i ss em i n a ti n g i n f o r ma ti o n about the Project, SERVICE PROVIDER will acknowledge COUNTY’s funding having made this Project possible . AR T IC LE F O UR TEE N : P U BL ICA T I O NS 14 . 01 All published materials and written reports submitted pursuant to this Agreement will be originally developed unless otherwise specifically provided in this Article . If SERVICE PROVIDER uses material it did not originally develop in a report, however, that material must have its source identified, either in the body of the report or by footnote, regardless of whether the material is in a verbatim or extensive paraphrase format . ARTICLE FIFTEEN: RIGHTS TO PROPOSAL AND CONTRACTUAL MATERIAL 15 . 01 All reports, documents, studies, charts, schedules, or other appended documentation to any proposal or contract, and any responses, inquiries, correspondence and related material submitted by SERVICE PROVIDER, will, upon receipt, become property of COUNTY .

ARTICLE SIXTEEN: AMENDMENTS AND CHANGES IN THE LAW 1. Except when the terms of this Agreement expressly provide otherwise, any alterations, additions, or deletions to the terms of this Agreement will be by amendment in writing, dated subsequent to the date the Agreement, and executed by both Parties . 2. Changes in applicable local, state and federal rules, regulations or laws occurring during the term of this Agreement will be automatically incorporated into this Agreement without written amendment, as of the effective date of the rule, regulation or law . 3. SERVICE PROVIDER will notify COUNTY in writing of any proposed change in physical location for work to be performed pursuant to the terms of this Agreement at least thirty (30) calendar days in advance of the proposed change . ARTICLE SEVENTEEN: ASSIGNMENTS 17 . 01 SERVICE PROVIDER will not transfer, pledge or otherwise assign this Agreement, any interest in and to it, or any claim arising under it, without first procuring the written approval of COUNTY . Any attempt at transfer, pledge or other assignment will be void . ARTICLE EIGHTEEN: WAIVER OF PERFORMANCE 1. No waiver by COUNTY of a breach of any of the terms, conditions, covenants or guarantees of this Agreement will be construed or held to be a waiver of any s u ccee d i n g o r p r ece d i n g b r eac h o f t h e s am e o r a n y o t h e r t e r m , c ond iti on , c ov e n a n t or guarantee herein contained . Further, any failure of COUNTY to insist in any one or more cases upon the strict performance of any of the covenants of this Agreement, or to exercise any option herein contained, will not be construed as a waiver or relinquishment for the future of that covenant or option . In fact, no waiver, change, modification or discharge by either Party of any provision of this Agreement will be deemed to have been made or will be effective unless expressed in writing and signed by the Party to be charged . 2. No act or omission of COUNTY will in any manner impair or prejudice any right, power, privilege, or remedy available to COUNTY under this Agreement, by law or in equity . 3. No representative or agent of COUNTY may waive the effect of the provisions of this Article .

ARTICLE NINETEEN: REVERSION OF ASSETS 19 . 01 All funds provided under this Agreement and all equipment, supplies and materials acquired with those funds that are on hand, available to, or in the actual or constructive possession of SERVICE PROVIDER at the time of expiration of this Agreement, and any accounts receivableattributable to the use of funds provided under this Agreement, except for any payments for services properly due to SERVICE PROVIDER from COUNTY, will be transferred to COUNTY, unless otherwise specified in this Agreement . ARTICLE TWENTY - ONE: INTERPRETATION 21 . 01 If any disagreement or dispute should arise between the Parties pertaining to the interpretation or meaning of any part of this Agreement or its governing rules, regulations, laws, codes or ordinances, then COUNTY will have the final authority to render an interpretation . ARTICLE TWENTY - THREE: PARTIES BOUND 23 . 0 1 T h i s A g r eeme n t w il l b e b i nd i n g o n a n d i nu re t o t h e b e n e f i t o f t h e P a r ti e s a n d their respective legal representatives, successors and assigns, except as otherwise expressly provided for in this Agreement . ARTICLE TWENTY - FOUR: GENDER 24 . 01 Words of gender used in this Agreement will be construed to include the other gender, and words in the singular number will be construed to include the plural, unless the context otherwise requires . AR T IC L E TWE N T Y - S IX : TE X A S L A W TO A PP LY 26 . 01 This Agreement will be construed under and in accordance with the laws of the United States and the State of Texas, and all obligations of the Parties are performable in Bexar County, Texas . ARTICLE TWENTY - SEVEN: LEGAL CONSTRUCTION 27 . 01 If any provision of this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, then that invalidity, illegality, or unenforceability will not affect any other provision and this Agreement will be construed as if the invalid, illegal, or unenforceable provision had never been a part of the Agreement.

ARTICLE TWENTY-EIGHT: REQUIRED CERTIFICATIONS

1.By execution of this Agreement, the undersigned representative of and duly authorized agent for SERVICE PROVIDER verifies, represents and warrants that:

a) In accordance with Texas Government Code § 2270, SERVICE PROVIDER does not boycott Israel currently and will not boycott Israel during the Term of this Agreement; and

b) In accordance with Texas Government Code § 2252, SERVICE PROVIDER is not entered on the list prepared pursuant to Section 2252.152 of the Texas Government Code.

EXHIBIT C and E – IN SU R A N C E R E Q U I R E M E N T S

Southwest Research Institute ® Subcontract Insurance Requirements – Exhibit C Revised 06/13/12 Southwest Research Institute (Buyer) requires of the Seller that the following minimum insurance coverage be maintained for the duration of this Subcontract . In lieu of insurance coverage below, Seller may, with the prior written approval of Buyer, satisfy the requirements below by maintaining a program of self - insurance at levels authorized under the applicable self - insurance laws of its State, and shall provide sufficient evidence of such authorization to Buyer . If Seller is a University State Entity, it may, with prior notice to Buyer, satisfy the requirements below with self - insurance and/or state - funded insurance programs to the extent permitted by any governing state or federal statute or constitutional provision, and shall provide sufficient evidence of such compliance to Buyer . INSURANCE A. Seller’s Liability Insurance The Seller must provide at its own expense and shall maintain for the duration of this Subcontract: 1. Workers’ Compensation and Employer’s Liability Insurance : The Seller shall maintain Workers' Compensation Insurance, in accordance with the applicable laws or regulations having jurisdiction (or applicable Social Scheme if foreign) over its employees regardless of whether such coverage or insurance is mandatory or merely elective under the law, and Employer’s Liability Insurance for its employees with minimum limits of not less than the following : $1,000,000 Bodily Injury by Accident, Each Accident $1,000,000 Bodily Injury by Disease, Policy Limit $1,000,000 Bodily Injury by Disease, Each Employee To the extent allowed by law, such policy shall provide for a Waiver of Subrogation in favor of Buyer, and Buyer’s customer where required by Buyer’s Agreement with its customer. 2. Commercial General Liability Insurance : The Seller shall maintain Commercial General Liability or Public/Civil Liability Insurance (if foreign) covering all operations by or on behalf of Seller, including Bodily Injury and Property Damage Coverage, Premises Liability Coverage, Products & Completed Operations Coverage, Contractual Liability Coverage that supports the insurable liability assumed by Seller, Cross Liability and Severability of Interest Coverage, and Independent Contractor’s Liability Coverage with limits not less than the following : $1,000,000 $1,000,000 $2,000,000 $2,000,000 Each Occurrence Personal & Advertising Injury General Aggregate Products – Completed/Operations Aggregate Such insurance shall provide coverage for action - over liability claims . To the extent allowed by law, such policy shall provide for a Waiver of Subrogation in favor of Buyer and its customer where required by Buyer’s Agreement with its customer, and shall include Buyer and its customer (where required) as Additional Insured(s) for liability arising out of or relating to Seller’s work, services, completed operations, and/or product(s) . 3 . Business Automobile Insurance : If vehicles are utilized as part of services provided, the Seller shall maintain Business Automobile Insurance for all vehicles, whether owned, non - owned, rented, hired, leased, borrowed, assigned to or used in connection with the Services under this Subcontract with a combined single limit of not less than $ 1 , 000 , 000 for Bodily Injury and Property Damage Liability . To the extent allowed by law, such policy shall provide for a Waiver of Subrogation in favor of Buyer and its customer where required by Buyer’s Agreement with its customer, and shall include Buyer and its customer (where required) as Additional Insured(s) . Umbrella/Excess Liability Insurance policy(ies) may be used in combination with primary policies to satisfy limit requirements . Such policy(ies) shall apply without any gaps in the limits of coverage and be at least as broad as and follows the form of underlying primary coverages required herein . B. Special Operations Coverage Should any of the work or services : 1. Involve services that are professional in nature, Seller shall provide Professional (Errors or Omissions) Liability Insurance covering Seller’s acts, errors or omissions arising out of, or failure to render, its professional services, with minimum limits of $ 1 , 000 , 000 each occurrence . Professional services may include, but are not limited to, design work, engineering services, laboratory services, consulting services, specialty technology services, computer programming services, or any services provided by personnel who possess a degree, license or certification which is traditionally recognized as establishing professional status in the industry, profession or business in which the work is performed .

2. Involve the use of aircraft (fixed wing or helicopter) owned, operated, or chartered, Seller shall provide Aircraft & Passenger Liability Insurance covering Bodily Injury (including passengers) and Property Damage Liability with a combined single limit of not less than $ 10 , 000 , 000 each occurrence . Such policy shall provide for a Waiver of Subrogation - Physical Damage in favor of Buyer and include Buyer as Additional Insured . 3. Involve investigation, removal or remedial action concerning the actual or threatened escape of hazardous substances or pollutants, Seller shall provide Pollution Legal Liability Insurance in an amount not less than $ 2 , 000 , 000 per occurrence . 4. Involve transporting hazardous substances, Seller shall carry Business Automobile Liability Insurance covering liability arising out of the transportation of hazardous materials in an amount not less than $ 2 , 000 , 000 per occurrence with Broadened Pollution Coverage (upset/overturn/collision) Endorsement included . Such policy shall also include Motor Carrier Endorsement MCS - 90 . 5. Involve treatment, storage or disposal of hazardous materials/wastes or pollutants, Seller shall furnish an insurance certificate from the designated disposal facility establishing that the facility operator maintains current Environmental Liability Insurance in the amount of not less than $ 5 , 000 , 000 per occurrence . 6. Involve access to or use of Buyer’s information technology hardware and/or software, or otherwise control the Buyer’s data, Seller shall provide Network Security Liability Insurance of not less than $1,000,000 per occurrence for claims arising out of unauthorized access or use of computer data, theft of data, denial of network service, or malicious code. 7. Involve access to monies/securities, Seller shall provide Fidelity/Crime Insurance of not less than $1,000,000 per occurrence. 8. Involve the use of cranes, heavy lift equipment, or rigging, Seller shall provide liability insurance of not less than $ 1 , 000 , 000 per occurrence and/or accident for Bodily Injury and Property Damage resulting from crane or rigging operations . Such coverage may be provided under its Commercial General Liability insurance coverage, but must be evidenced on the Certificate of Insurance . 9. Involve the selling or serving of liquor, Seller shall provide Liquor Liability Insurance of not less than $ 1 , 000 , 000 per occurrence . To the extent allowed by law, such policy shall provide for a Waiver of Subrogation in favor of Buyer, and shall include Buyer as an Additional Insured . C. General Insurance Requirements 1. The insurance policies must be underwritten by a company licensed in the state where work is to be performed, and carry a minimum Best’s rating of “A - VI” or better . All coverages shall be primary and non - contributory to any insurance coverages maintained by Buyer . 2. Seller shall provide thirty (30) days prior written notice to Buyer in the event of cancellation (except 10 days for non - payment) or material change (reduction/restriction) in coverage. 3. The certificate of insurance shall evidence all the above required terms and conditions and required endorsements. 4. Certificates of Insurance shall be filed with the Buyer for approval prior to commencing any work, and thereafter prior to policy expiration. Failure to furnish the required certificates within ten (10) days of “notice to proceed” shall not be considered cause for modification of any contractual time limits. 5. If subcontractors are utilized, Seller is to ensure such subcontractors are in compliance with the above requirements by providing the appropriate certificate of insurance to Buyer . Seller assumes liability for loss as a result of any subcontractor’s uninsured and/or underinsured exposures . 6. If any policies providing the required coverages are written on a claims - made basis, the following applies : a) The retroactive date shall be prior to the commencement of the work . b) Seller shall maintain such policies on a continuous basis . c) If there is a change in insurance companies or policies are canceled or not renewed, Seller shall purchase extended reporting period of not less than three (3) years after the contract completion date, or maintain retroactive date prior to commencement of work on new policy . Please have your Insurance Agent forward the required certificates and endorsements to: Southwest Research Institute Attn: Joseph Marshall P.O. Box 28510 San Antonio, Texas 78228 - 0510

E X H I B I T “ E” Insurance SERVICE PROVIDER shall procure, pay for, and maintain during the Term: A. Comprehensive general liability insurance of ONE MILLION DOLLARS ( $ 1 , 000 , 000 . 00 ), aggregate coverage, with FIVE HUNDRED THOUSAND DOLLARS ( $ 500 , 000 . 00 ) for each occurrence . Sexual abuse endorsement shall be required . County shall be named as an additional insured on this policy . B. Professional Liability Errors and Omissions insurance of ONE MILLION ( $ 1 , 000 , 000 . 00 ) each claim and ONE MILLION DOLLARS ( $ 1 , 000 , 000 . 00 ) aggregate . The policy shall have an extended Reporting Period (or tail coverage) extending for a minimum of three (3) years following immediately upon the effective date of the policy expiration . C. Statutory workers’ compensation insurance for all employees of SERVICE PROVIDER. A waiver of subrogation in favor of COUNTY is required. Employer’s Liability Insurance: Coverage is required for employer's liability w it h li m it s o f li a b ilit y no t l e s s t h a n : $500,000 Each Accident $500,000 Policy Limit for Disease $500,000 Each Employee for Disease D. Commercial automobile liability insurance of ONE MILLION DOLLARS ( $ 1 , 000 , 000 . 00 ), aggregate coverage, with ONE MILLION DOLLARS ( $ 1 , 000 , 000 . 00 ) for bodily injury, each occurrence, and ONE MILLION DOLLARS ( $ 1 , 000 , 000 . 00 ) for property damage, each occurrence . COUNTY shall be named as an additional insured on this policy . E. SERVICE PROVIDER shall provide COUNTY with Certificates of Insurance and endorsements prior to the execution of this Agreement evidencing that the stated coverages have been obtained. F. SERVICE PROVIDER is responsible for all premiums and deductibles due pursuant to all of the insurance policies required by Section XIV. G. When there is a cancellation, non - renewal or material change in coverage which is not made pursuant to a request by COUNTY, SERVICE PROVIDER shall notify the COUNTY of such and shall give such Notices not less than thirty (30) calendar days prior to the change, if SERVICE PROVIDER knows of said change in advance, or ten (10) calendar days’ Notice after the change, if SERVICE PROVIDER did not know of the change in advance. Such Notice must be accompanied by a replacement Certificate of Insurance. All Notices shall be given to the COUNTY at the following addresses with a copy of this Agreement: Bexar County Risk Manager Bexar County Manager’s Office 101 Nueva, Suite 900 San Antonio, Texas 78205

David Marquez, Executive Director Economic and Community Development Department Bexar County 101 W. Nueva, Ste. 944 San Antonio, Texas 78205 H. If SERVICE PROVIDER fails to maintain the aforementioned insurance, or fails to secure and maintain the aforementioned endorsements, COUNTY may obtain such insurance and deduct and retain the amount of the premiums for such insurance from any compensation due pursuant to this Agreement; however, procuring of said insurance by the COUNTY is an alternative to other remedies COUNTY may have, and is not the exclusive remedy for failure of SERVICE PROVIDER to maintain said insurance or secure such endorsement. In addition to any other remedies COUNTY may have upon SERVICE PROVIDER’s failure to provide and maintain any insurance or policy endorsements to the extent and within the time herein required, COUNTY shall have the right to order SERVICE PROVIDER to stop work hereunder, and/or withhold any payment(s) which become due to SERVICE PROVIDER hereunder until SERVICE PROVIDER demonstrates compliance with the requirements hereof. I. Nothing herein contained shall be construed as limiting in any way the extent to which SERVICE PROVIDER may be held responsible for payments of damages to persons or property resulting from SERVICE PROVIDER’s or its subconsultants’ performance of the Services covered by this Agreement. J. It is agreed that SERVICE PROVIDER’s insurance shall be deemed primary with respect to any insurance or self - insurance carried by COUNTY for liability of SERVICE PROVIDER arising out of operation of this Agreement. K. SERVICE PROVIDER agrees to require, by written contract, that all subcontractors providing Services pursuant to this Agreement shall obtain the same insurance coverages required of SERVICE PROVIDER, and shall provide a certificate of insurance and endorsement that names the SERVICE PROVIDER and the COUNTY as additional insureds.

EXHIBIT D – CLOSEOUT DOCUMENTS

REPORT OF INVENTIONS AND SUBCONTRACTS

(Pursuant to "Patent Rights" Contract Clause) (See Instructions on back)

Form Approved
OMB No. 9000-0095
Expires Jan 31, 2008

The public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (9000-0095). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.

PLEASE DO NOT RETURN YOUR COMPLETED FORM TO THE ABOVE ORGANIZATION. RETURN COMPLETED FORM TO THE CONTRACTING OFFICER.

1.a. NAME OF CONTRACTOR/SUBCONTRACTOR	c. CONTRACT NUMBER	2.a. NAME OF GOVERNMENT PRIME CONTRACTOR	c. CONTRACT NUMBER	3. TYPE OF REPORT *(X one)* a. INTERIM b. FINAL
b. ADDRESS *(Include ZIP Code)*	d. AWARD DATE *(YYYYMMDD)*	b. ADDRESS *(Include ZIP Code)*	d. AWARD DATE *(YYYYMMDD)*	4. REPORTING PERIOD *(YYYYMMDD)* a. FROM b. TO

SECTION I - SUBJECT INVENTIONS

5. "SUBJECT INVENTIONS" REQUIRED TO BE REPORTED BY CONTRACTOR/SUBCONTRACTOR *(If "None," so state)*

NAME(S) OF INVENTOR(S) *(Last, First, Middle Initial)* a.	TITLE OF INVENTION(S) b.	DISCLOSURE NUMBER, PATENT APPLICATION SERIAL NUMBER OR PATENT NUMBER c.	ELECTION TO FILE PATENT APPLICATIONS (X) d. (1) UNITED STATES (a) YES	(1) UNITED STATES (b) NO	(2) FOREIGN (a) YES	(2) FOREIGN (b) NO	CONFIRMATORY INSTRUMENT OR ASSIGNMENT FORWARDED TO CONTRACTING OFFICER (X) e. (a) YES	(b) NO

f. EMPLOYER OF INVENTOR(S) NOT EMPLOYED BY CONTRACTOR/SUBCONTRACTOR	g. ELECTED FOREIGN COUNTRIES IN WHICH A PATENT APPLICATION WILL BE FILED
(1) (a) NAME OF INVENTOR *(Last, First, Middle Initial)* / (2) (a) NAME OF INVENTOR *(Last, First, Middle Initial)*	(1) TITLE OF INVENTION / (2) FOREIGN COUNTRIES OF PATENT APPLICATION
(b) NAME OF EMPLOYER / (b) NAME OF EMPLOYER	
(c) ADDRESS OF EMPLOYER *(Include ZIP Code)* / (c) ADDRESS OF EMPLOYER *(Include ZIP Code)*	

SECTION II - SUBCONTRACTS *(Containing a "Patent Rights" clause)*

6. SUBCONTRACTS AWARDED BY CONTRACTOR/SUBCONTRACTOR *(If "None," so state)*

NAME OF SUBCONTRACTOR(S) a.	ADDRESS *(Include ZIP Code)* b.	SUBCONTRACT NUMBER(S) c.	FAR "PATENT RIGHTS" d. (1) CLAUSE NUMBER	(2) DATE *(YYYYMM)*	DESCRIPTION OF WORK TO BE PERFORMED UNDER SUBCONTRACT(S) e.	SUBCONTRACT DATES *(YYYYMMDD)* f. (1) AWARD	(2) ESTIMATED COMPLETION

SECTION III - CERTIFICATION

7. CERTIFICATION OF REPORT BY CONTRACTOR/SUBCONTRACTOR *(Not required if: (X as appropriate))* SMALL BUSINESS or NONPROFIT ORGANIZATION

I certify that the reporting party has procedures for prompt identification and timely disclosure of "Subject Inventions," that such procedures have been followed and that all "Subject Inventions" have been reported.

a. NAME OF AUTHORIZED CONTRACTOR/SUBCONTRACTOR OFFICIAL *(Last, First, Middle Initial)*	b. TITLE	c. SIGNATURE	d. DATE SIGNED

DD FORM 882, JUL 2005 PREVIOUS EDITION IS OBSOLETE. Adobe Professional 7.0

DD FORM 882 INSTRUCTIONS GENERAL This form is for use in submitting INTERIM and FINAL invention reports to the Contracting Officer and for use in reporting the award of subcontracts containing a "Patent Rights" clause. If the form does not afford sufficient space, multiple forms may be used or plain sheets of paper with proper identification of information by item number may be attached. An INTERIM report is due at least every 12 months from the date of contract award and shall include (a) a listing of "Subject Inventions" during the reporting period, (b) a certification of compliance with required invention identification and disclosure procedures together with a certification of reporting of all "Subject Inventions," and (c) any required information not previously reported on subcontracts containing a "Patent Rights" clause. A FINAL report is due within 6 months if contractor is a small business firm or domestic nonprofit organization and within 3 months for all others after completion of the contract work and shall include (a) a listing of all "Subject Inventions" required by the contract to be reported, and (b) any required information not previously reported on subcontracts awarded during the course of or under the contract and containing a "Patent Rights" clause. While the form may be used for simultaneously reporting inventions and subcontracts, it may also be used for reporting, promptly after award, subcontracts containing a "Patent Rights" clause. Dates shall be entered where indicated in certain items on this form and shall be entered in six or eight digit numbers in the order of year and month (YYYYMM) or year, month and day (YYYYMMDD). Example: April 2005 should be entered as 200504 and April 15, 2005 should be entered as 20050415. 1.a. Self - explanatory. 1.b. Self - explanatory. 1.c. If "same" as Item 2.c., so state. 1.d. Self - explanatory. 2.a. It "same" as Item 1.a., so state. 2.b. Self - explanatory. 2.c. Procurement Instrument Identification (PII) number of contract (DFARS 204.7003). 2.d. through 5.e. Self - explanatory. 5.t. The name and address of the employer of each inventor not employed by the contractor or subcontractor is needed because the Government's rights in a reported invention may not be determined solely by the terms of the "Patent Rights" clause in the contract. Example 1: If an invention is made by a Government employee assigned to work with a contractor, the Government rights in such an invention will be determined under Executive Order 10096. Example 2: If an invention is made under a contract by joint inventors and one of the inventors is a Government employee, the Government's rights in such an inventor's interest in the invention will also be determined under Executive Order 10096, except where the contractor is a small business or nonprofit organization, in which case the provisions of 35 U.S.C. 202(e) will apply. 5.g.(1) Self - explanatory. 5.g.(2) Self - explanatory with the exception that the contractor or subcontractor shall indicate, if known at the time of this report, whether applications will be tiled under either the Patent Cooperation Treaty (PCT) or the European Patent Convention (EPC). If such is known, the letters PCT or EPC shall be entered after each listed country. 6.a. Self - explanatory. 6.b. Self - explanatory. 6.c. Self - explanatory. 6.d. Patent Rights Clauses are located in FAR 52.227. 6.e. Self - explanatory. 6.f. Self - explanatory. 7. Certification not required by small business firms and domestic nonprofit organizations. 7.a. through 7.d. Self - explanatory. DD FORM 882 (BACK), JUL 2005

Subcontractor Property Closeout Statement Subcontract Number: C o m pan y N a me : A. Government Furnished Property (GFP): Property in the possession of, or directly acquired by the Government and subsequently made available to the Subcontractor by the Government or Southwest Research Institute as the prime contractor. During the subcontract period of performance, was Government Furnished Property ever received by you or your subcontractor(s)? Yes ⁭ No ⁯ B. Contractor - Acquired Property: Property acquired, fabricated, or otherwise provided by the Subcontractor for performing the Subcontract and to which title vests with the Government. Note: Under FFP Subcontracts, any residuals belong to Subcontractor and are not reportable. During the Subcontract Period of Performance, was Contractor - Acquired Property ever acquired by you or your subcontractor(s)? Yes ⁯ No ⁯ If “Yes” was marked for either question, please complete the following: Status/Disposition of GFP and/or CAP Please check all of the appropriate statements regarding status and the disposition of property under the subcontract (these statements apply to your subcontractor(s) as well). Ƒ 1. There is no accountable property remaining under this subcontract because: GFP CAP ⁯ ⁯ a. The property was consumed during performance of this subcontract. ⁯ ⁯ b. The property was returned to Southwest Research Institute - attach documentation ⁯ ⁯ c. The property was returned directly to the Government - attach documentation ⁯ ⁯ d. Other — Attach detailed information. Ƒ 2. There is accountable property remaining under this subcontract that requires disposition instructions. Attached is an inventory of this property. Note: Please include description; serial number; part number; model number; manufacturer; acquisition cost; date of acquisition; and whether the property is GFP or CAP. GFP/CAP Statement Certification: I certify to the best of my knowledge that the above information is complete and correct. Signature and Title Da t e VII - B - 5

SUBCONTRACTOR'S RELEASE

Subcontract No. _____________

Pursuant to the terms of Subcontract No.______________, and in consideration of the sum of____ Dollars ($______________) (total invoiced amount, including final invoice) which has been or is to be paid under the said contract to___________________(hereinafter called the Subcontractor) or its assignees, if any, the Subcontractor, upon payment of the said sum by Southwest Research Institute (hereinafter called the Prime), does remise, release, and discharge the Prime, its officers, agents and employees, of and from all liabilities, obligations, claims and demands whatsoever under or arising from the said Subcontract except:

1) Specified claims in stated amounts or estimated amounts where the amounts are not susceptible of exact statement by the Subcontractor, as follows:
2) Claims, together with reasonable expenses incidental thereto, based upon the liability of the Subcontractor to third parties arising out of the performance of the said Subcontract, which are not known to the Subcontractor on the date of the execution of this release and of which the Subcontractor gives notice in writing to the Subcontract Administrator within the period specified in the said Subcontract.
3) Claims for reimbursement of costs (other than expenses of the Subcontractor by reason of his indemnification of the Prime against Patent Liability), including reasonable expenses incidental thereto, incurred by the Subcontractor under the provisions of the said Subcontract relating to Patents.

The Subcontractor agrees, in connection with patent matters and with claims which are not released as set forth above, that he will comply with all of the provisions of said contract, including without limitation those provisions relating to notification of the Subcontract Administrator and relating to the defense or prosecution of litigation.

IN WITNESS WHEREOF, this release has been executed this _______day of_______20__.

Company Name: _______________
By: ________________
Title: ________________

I,_________________certify that I am the______________________of the corporation named as Subcontractor in the foregoing release; that________________who signed said release on behalf of the Subcontractor was the____________of said corporation; that said release was duly signed for and in behalf of said scope of its corporate powers.

____

Corporate Seal or Notary Stamp
(Required here)

VIII - B3

E X H I B I T F – R i g h t s I n T e c hn i c a l D a t a T h i s P a g e In t en t i o n a ll y L e f t B l a nk